Exhibit 21.1

Subsidiaries of the Registrant

The subsidiaries of the Registrant are as follows:

Entity	Property	State of Organization
Inland American Aberdeen Old Philadelphia, L.L.C.	C&S Wholesale Grocers-Aberdeen	Delaware
Inland American Aberdeen Old Philadelphia SPE, L.L.C.	C&S Wholesale Grocers-Aberdeen	Delaware
Inland American Aiken Eastgate, L.L.C.	Eastgate	Delaware
Inland American Arlington Riverview GP, L.L.C.	Riverview Village	Delaware
Inland American Arlington Riverview Limited Partnership	Riverview Village	Illinois
Inland American Augusta Fury’s Ferry, L.L.C.	Fury’s Ferry	Delaware
Inland American Austin Scofield GP, L.L.C.	Scofield Crossing	Delaware
Inland American Austin Scofield Limited Partnership	Scofield Crossing	Illinois
Inland American Belvidere Atlas, L.L.C.	Atlas Cold Storage Portfolio	Delaware
Inland American Bloomington Fields, L.L.C.	Fields Apartment Homes	Delaware
Inland American Brandon Centre, L.L.C.	Brandon Centre South	Delaware
Inland American Bristol, L.L.C.	Stop & Shop - Bristol	Delaware
Inland American Bristol Member II, L.L.C.	Stop & Shop - Bristol	Delaware
Inland American Ceruzzi Bristol Member, L.L.C.	Stop & Shop - Bristol	Delaware
Inland American Brooklyn Park Atlas, L.L.C.	Atlas Cold Storage Portfolio	Delaware
Inland American Burr Ridge High Ridge L.L.C.	Unused entity	Delaware
Inland American Carrollton Josey Oaks Limited Partnership	Josey Oaks Crossing	Illinois
Inland American Carrollton Josey Oaks GP, L.L.C.	Josey Oaks Crossing	Delaware
Inland American Cartersville Atlas, L.L.C.	Atlas Cold Storage Portfolio	Delaware
Inland American CFG Portfolio, L.L.C.	Portfolio of 72 banks located in Connecticut, Delaware, Illinois Massachusetts, Michigan, New Hampshire, New Jersey, New York, Ohio, Rhode Island and Vermont	Delaware
Inland American CFG Pennsylvania DST	Portfolio of 86 banks - Pennsylvania	Delaware
Inland American Chesapeake Commons , L.L.C.	Chesapeake Commons	Delaware
Inland American Chesapeake Crossroads, L.L.C.	The Crossroads at Chesapeake Square	Delaware
Inland American Chicago Lincoln, L.L.C.	Lincoln Village	Delaware
Inland American Chicago Lincoln II, L.L.C.	Lincoln Village	Delaware
Inland American Continental Cranberry Specialty Partner LP	Streets of Cranberry	Delaware
Inland American Cranberry Limited Partner DST	Streets of Cranberry	Delaware
Inland American Cranberry General Partner DST	Streets of Cranberry	Delaware
Inland American Cranberry Specialty LP	Streets of Cranberry	Pennsylvania
Inland American Cranberry Specialty GP DST	Streets of Cranberry	Delaware
Inland American Continental Stringtown, L.L.C.	Parkway Centre North Ph. I & II	Delaware
Inland American Grove City Stringtown, L.L.C.	Parkway Centre North Ph. I & II	Delaware
Inland American Continental Stringtown Outlot, L.L.C.	Parkway Centre North - Outlot Bldg B	Delaware
Inland American Grove City Stringtown Outlot, L.L.C.	Parkway Centre North - Outlot Bldg B	Delaware
Inland American Continental Morse, L.L.C.	The Market at Hamilton	Delaware
Inland American Gahanna Morse, L.L.C.	The Market at Hamilton	Delaware
Inland American Cumberland, L.L.C.	Stop & Shop - Cumberland	Delaware
Inland American Cumberland Member II, L.L.C.	Stop & Shop - Cumberland	Delaware
Inland American Ceruzzi Cumberland Member, L.L.C.	Stop & Shop - Cumberland	Delaware
Inland American Devens Barnum, L.L.C.	Anheuser-Busch	Delaware
Inland American Douglas Atlas, L.L.C.	Atlas Cold Storage Portfolio	Delaware
Inland American Elizabethtown Black Branch, L.L.C.	UPS e-Logistics	Delaware
Inland American Flower Mound Cross Timbers GP, L.L.C.	Cross Timbers Court	Delaware
Inland American Flower Mound Cross Timbers Limited Partnership	Cross Timbers Court	Illinois
Inland American Flower Mound Crossing GP, L.L.C.	Flower Mound Crossing	Delaware
Inland American Flower Mound Crossing Limited Partnership	Flower Mound Crossing	Illinois
Inland American Flower Mound Highlands GP, L.L.C.	The Highlands	Delaware
Inland American Flower Mound Highlands Limited Partnership	The Highlands	Illinois
Inland American Fond Du Lac Forest Plaza, L.L.C.	Roundy’s at Forest Plaza	Delaware

Entity	Property	State of Organization
Inland American Fond du Lac Forest Plaza II, L.L.C.	Forest Plaza and the Roundy’s building	Delaware
Inland American Framingham, L.L.C.	Stop & Shop - Framingham	Delaware
Inland American Framingham Member II, L.L.C.	Stop & Shop - Framingham	Delaware
Inland American Ceruzzi Framingham Member, L.L.C.	Stop & Shop - Framingham	Delaware
Inland American Gaffney Atlas, L.L.C.	Atlas Cold Storage Portfolio	Delaware
Inland American Gainesville Atlas, L.L.C.	Atlas Cold Storage Portfolio	Delaware
Inland American Garland Shiloh GP, L.L.C.	Shiloh Square	Delaware
Inland American Garland Shiloh Limited Partnership	Shiloh Square	Illinois
Inland American Grapevine Heritage Heights GP, L.L.C.	Heritage Heights	Delaware
Inland American Grapevine Heritage Heights Limited Partnership	Heritage Heights	Illinois
Inland American Grapevine Park West GP, L.L.C.	Park West Plaza	Delaware
Inland American Grapevine Park West Limited Partnership	Park West Plaza	Illinois
Inland American Greenville Pleasantburg, L.L.C.	Bi-Lo - Greenville	Delaware
Inland American Greenville Pleasantburg Member II, L.L.C.	Bi-Lo - Greenville	Delaware
Inland American Ceruzzi Greenville Pleasantburg Member, L.L.C.	Bi-Lo - Greenville	Delaware
Inland American Herndon Worldgate, L.L.C.	Worldgate Plaza I, II, III, IV	Delaware
Inland American High Ridge Gravois, L.L.C.	Gravois Dillon Plaza	Delaware
Inland American High Ridge Gravois II, L.L.C.	Gravois Dillon Plaza Phase II	Delaware
Inland American Homewood Washington Park, L.L.C.	Washington Park Plaza	Delaware
Inland American Houston Northwest GP, L.L.C.	Northwest Marketplace	Delaware
Inland American Houston Northwest Limited Partnership	Northwest Marketplace	Illinois
Inland American Hyde Park, L.L.C.	Shop & Shop - Hyde Park	Delaware
Inland American Hyde Park Member, L.L.C.	Shop & Shop - Hyde Park	Delaware
Inland American Hyde Park Member II, L.L.C.	Shop & Shop - Hyde Park	Delaware
Inland American Independence Hartman, L.L.C.	Pavilions at Hartman Heritage	Delaware
Inland American Lake Zurich Deerpath, L.L.C.	Wickes Furniture - Lake Zurich	Delaware
Inland American Lexington Bellerive, L.L.C.	Bellerive Plaza	Delaware
Inland American Loves Park Clifford, L.L.C.	Schneider Electric	Delaware
Inland American Malden, L.L.C.	Stop & Shop - Malden	Delaware
Inland American Malden Member II, L.L.C.	Stop & Shop - Malden	Delaware
Inland American Ceruzzi Malden Member, L.L.C.	Stop & Shop - Malden	Delaware
Inland American Marion Legacy, L.L.C.	Legacy Crossing	Delaware
Inland American McKinney Towne Crossing Outlots Limited Partnership	McKinney Towne Crossing Outlots	Delaware
Inland American McKinney Towne Crossing Outlots GP L.L.C.	McKinney Towne Crossing Outlots	Delaware
Inland American Mesa Gateway L.L.C.	Unused entity	Delaware
Inland American Mesquite Pioneer GP, L.L.C.	Pioneer Plaza	Delaware
Inland American Mesquite Pioneer Limited Partnership	Pioneer Plaza	Illinois
Inland American Middleburg Crossings, L.L.C.	Middleburg Crossings	Delaware
Inland American Missouri City Riverstone GP, L.L.C.	Shops at Riverstone	Delaware
Inland American Missouri City Riverstone Limited Partnership	Shops at Riverstone	Illinois
Inland American Nashville Donelson, L.L.C.	Donelson	Delaware
Inland American New Ulm Atlas, L.L.C.	Atlas Cold Storage Portfolio	Delaware
Inland American North Hatfield, L.L.C.	C&S Wholesale Grocers-N. Hatfield	Delaware
Inland American Oklahoma City Penn, L.L.C.	Penn Park	Delaware
Inland American Pearland Silverlake Village GP, L.L.C.	Cinemark 12 Pearland	Delaware
Inland American Pendergrass Atlas, L.L.C.	Atlas Cold Storage Portfolio	Delaware
Inland American Piedmont Atlas, L.L.C.	Atlas Cold Storage Portfolio	Delaware
Inland American Plano 14th Street Market GP, L.L.C.	14th Street Market	Delaware
Inland American Plano 14th Street Market Limited Partnership	14th Street Market	Illinois
Inland American Plano Suncreek GP, L.L.C.	Suncreek Village	Delaware
Inland American Plano Suncreek Limited Partnership	Suncreek Village	Illinois
Inland American Plano Hunters Glen GP, L.L.C.	Hunters Glen Crossing	Delaware
Inland American Plano Hunters Glen Limited Partnership	Hunters Glen Crossing	Illinois
Inland American Richardson Custer Creek GP, L.L.C.	Custer Creek Village	Delaware
Inland American Richardson Custer Creek Limited Partnership	Custer Creek Village	Illinois
Inland American St. Paul Atlas, L.L.C.	Atlas Cold Storage Portfolio	Delaware
Inland American Salisbury, L.L.C.	Lord Salisbury Center	Delaware

Entity	Property	State of Organization
Inland American Salisbury SPE, L.L.C.	Lord Salisbury Center	Delaware
Inland American San Antonio Encino Canyon GP L.L.C.	Encino Canyon Apartments	Delaware
Inland American San Antonio Encino Canyon Limited Partnership	Encino Canyon Apartments	Illinois
Inland American Shallotte, L.L.C.	Shallotte Commons	Delaware
Inland American Sicklerville, L.L.C.	Stop & Shop - Sicklerville	Delaware
Inland American Sicklerville Member II, L.L.C.	Stop & Shop - Sicklerville	Delaware
Inland American Ceruzzi Sicklerville Member, L.L.C.	Stop & Shop - Sicklerville	Delaware
Inland American South Hatfield Elm, L.L.C.	C&S Wholesale Grocers-S. Hatfield	Delaware
Inland American Southington, L.L.C.	Stop & Shop - Southington	Delaware
Inland American Southington Member II, L.L.C.	Stop & Shop - Southington	Delaware
Inland American Ceruzzi Southington Member, L.L.C.	Stop & Shop - Southington	Delaware
Inland American ST Portfolio, L.L.C.	Formed to acquire SunTrust Portfolio 1	Delaware
Inland American ST Florida Portfolio, L.L.C.	Portfolio of 218 properties located in Alabama, Florida, Georgia, Maryland, North Carolina, South Carolina, Tennessee, Virginia, Washington , DC	Delaware
Inland American ST Portfolio II, L.L.C.	Formed to acquire SunTrust Portfolio 2	Delaware
Inland American ST Florida Portfolio II, L.L.C.	Portfolio of 72 properties located in Florida, Georgia, Maryland, North Carolina, South Carolina, Tennessee and Virginia	Delaware
Inland American ST Portfolio III, L.L.C.	Formed to acquire SunTrust Portfolio 3	Delaware
Inland American ST Florida Portfolio III, L.L.C.	Portfolio of 143 properties located in Florida, Georgia, Maryland, North Carolina, South Carolina, Tennessee and Virginia	Delaware
Inland American Summerville Central L.L.C.	To be re-used; Terminated deal	Delaware
Inland American Swampscott, L.L.C.	Stop & Shop - Swampscott	Delaware
Inland American Swampscott Member II, L.L.C.	Stop & Shop - Swampscott	Delaware
Inland American Ceruzzi Swampscott Member, L.L.C.	Stop & Shop - Swampscott	Delaware
Inland American TN Distribution, L.L.C.	ProLogis Portfolio - Portfolio of 20 Distribution Centers	Delaware
Inland American Tucker Hugh Howell, L.L.C.	The Center at Hugh Howell	Delaware
Inland American Universal City Kitty Hawk GP, L.L.C.	The Villages of Kitty Hawk	Delaware
Inland American Universal City Kitty Hawk Limited Partnership	The Villages of Kitty Hawk	Illinois
Inland American Waterford GP, L.L.C.	Waterford Ranch at Shadow Creek Apts.	Delaware
Inland American Waterford Limited Partnership	Waterford Ranch at Shadow Creek Apts.	Illinois
Inland American Webster Clear Lake GP, L.L.C.	The Landings at Clear Lake	Delaware
Inland American Webster Clear Lake Limited Partnership	The Landings at Clear Lake	Illinois
Inland American Webster Seven Palms GP, L.L.C.	Seven Palms Apartments	Delaware
Inland American Webster Seven Palms Limited Partnership	Seven Palms Apartments	Delaware
Inland American Westfield Summit Lock, L.L.C.	C&S Wholesale Grocers-Westfield	Delaware
Inland American Westlake GP, L.L.C.	Market at Westlake	Delaware
Inland American Westlake Limited Partnership	Market at Westlake	Illinois
Inland American Zanesville North Pointe Centre	North Pointe Centre	Delaware
Inland American Zumbrota Atlas, L.L.C.	Atlas Cold Storage Portfolio	Delaware

Minto Builders (Florida), Inc.	(6)	Florida
A-S 68 HWY 288-Silver Lake, L.P.	Cinemark 12 Silverlake Pearland	Texas
MB Arlington Collins GP, L.L.C.	Washington Mutual Bank Building	Delaware
MB Arlington Collins Limited Partnership	Washington Mutual Bank Building	Illinois
MB Bloomsburg Buckhorn DST	Buckhorn Plaza	Delaware
MB BP Portfolio, L.L.C.	Various Bradley Properties located in Arkansas, California, Georgia, Iowa, Illinois, Indiana, Michigan, North Carolina, Ohio, Virginia and Wisconsin	Delaware
MB BP Portfolio II, L.L.C.	Formed to be the borrower of MB BP Portfolio, L.L.C.	Delaware
MB Canfield Main, L.L.C.	Canfield Plaza	Delaware
MB Cleveland Erieview, L.L.C.	AT&T Cleveland	Delaware

Entity	Property	State of Organization
MB Columbus Hilliard, L.L.C.	The Market at Hilliard	Delaware
MB Conroe GP, L.L.C.	McKesson Distribution Center	Delaware
MB Conroe Limited Partnership	McKesson Distribution Center	Illinois
MB Corpus Christi Saratoga GP, L.L.C.	Saratoga Town Center	Delaware
MB Corpus Christi Saratoga Limited Partnership	Saratoga Town Center	Illinois
MB Cypress CyFair GP, L.L.C.	CyFair Town Center	Delaware
MB Cypress CyFair Limited Partnership	CyFair Town Center	Illinois
MB Cypress CyFair Outlot GP, L.L.C.	CyFair Town Center - Outlot	Delaware
MB Cypress CyFair Outlot Limited Partnership	CyFair Town Center - Outlot	Illinois
MB Dallas Carver Creek GP, L.L.C.	Carver Creek Shopping Center	Delaware
MB Dallas Carver Creek Limited Partnership	Carver Creek Shopping Center	Illinois
MB Eagles Stockbridge, L.L.C.	Plaza at Eagles Landing	Delaware
MB East Humble Atascocita GP, L.L.C.	Atascocita Shopping Center	Delaware
MB East Humble Atascocita Limited Partnership	Atascocita Shopping Center	Illinois
MB Evanston Sherman, L.L.C.	Shops at Sherman Plaza	Delaware
MB Fabyan Randall Plaza Batavia, L.L.C.	Fabyan Randall Plaza	Delaware
MB Friendswood Parkwood GP, L.L.C.	Friendswood Shopping Center	Delaware
MB Friendswood Parkwood Limited Partnership	Friendswood Shopping Center	Illinois
MB Herndon, L.L.C.	Dulles Plaza	Delaware
MB Highlands Ranch Ridgeline, L.L.C.	8822 S. Ridgeline Blvd., Highlands Ranch	Delaware
MB Hoffman Estates, L.L.C.	SBC Center	Delaware
MB Houston 6101 Richmond GP, L.L.C.	6101 Richmond Bldg	Delaware
MB Houston 6101 Richmond Limited Partnership	6101 Richmond Bldg	Illinois
MB Houston 6234 Richmond GP, L.L.C.	6234 Richmond Ave	Delaware
MB Houston 6234 Richmond Limited Partnership	6234 Richmond Ave.	Illinois
MB Houston 21602 Tomball GP, L.L.C.	24 Hour Fitness - 249 & Jones	Delaware
MB Houston 21602 Tomball Limited Partnership	24 Hour Fitness - 249 & Jones	Illinois
MB Houston Antoine GP, L.L.C.	Antoine Town Center	Delaware
MB Houston Antoine Limited Partnership	Antoine Town Center	Illinois
MB Houston Ashford GP, L.L.C.	Ashford Plaza	Delaware
MB Houston Ashford Limited Partnership	Ashford Plaza	Illinois
MB Houston Blackhawk GP, L.L.C.	Blackhawk Town Center	Delaware
MB Houston Blackhawk Limited Partnership	Blackhawk Town Center	Illinois
MB Houston Cypress GP, L.L.C.	Cypress Town Center	Delaware
MB Houston Cypress Limited Partnership	Cypress Town Center	Illinois
MB Houston Eldridge GP, L.L.C.	NTB Eldridge	Delaware
MB Houston Eldridge Limited Partnership	NTB Eldridge	Illinois
MB Houston Eldridge Town Center GP, L.L.C.	Eldridge Town Center	Delaware
MB Houston Eldridge Town Center Limited Partnership	Eldridge Town Center	Illinois
MB Houston Eldridge Lakes GP, L.L.C.	Eldridge Lakes Town Center	Delaware
MB Houston Eldridge Lakes Limited Partnership	Eldridge Lakes Town Center	Illinois
MB Houston Highland GP, L.L.C.	Highland Plaza	Delaware
MB Houston Highland Limited Partnership	Highland Plaza	Illinois
MB Houston Hunting Bayou Restaurant GP, L.L.C.	Joe’s Crab Shack (Ground Lease)	Delaware
MB Houston Hunting Bayou Restaurant Limited Partnership	Joe’s Crab Shack (Ground Lease)	Illinois
MB Houston New Forest II GP, L.L.C.	New Forest Crossing Phase II	Delaware
MB Houston New Forest II Limited Partnership	New Forest Crossing Phase II	Illinois
MB Houston West End GP, L.L.C.	West End Square	Delaware
MB Houston West End Limited Partnership	West End Square	Illinois
MB Houston Winchester GP, L.L.C.	Winchester Town Center	Delaware
MB Houston Winchester Limited Partnership	Winchester Town Center	Illinois
MB Houston Windemere GP, L.L.C.	Windemere Village	Delaware
MB Houston Windemere Limited Partnership	Windemere Village	Illinois
MB Houston Woodforest GP, L.L.C.	Woodforest Square	Delaware
MB Houston Woodforest Limited Partnership	Woodforest Square	Illinois
MB Humble Pinehurst GP, L.L.C.	Pinehurst Shopping Center	Delaware
MB Humble Pinehurst Limited Partnership	Pinehurst Shopping Center	Illinois
MB Jacinto City Hunting Bayou GP, L.L.C.	Hunting Bayou Shopping Center	Delaware

Entity	Property	State of Organization
MB Jacinto City Hunting Bayou Limited Partnership	Hunting Bayou Shopping Center	Illinois
MB Jacinto City Market GP, L.L.C.	11500 Market Street	Delaware
MB Jacinto City Market Limited Partnership	11500 Market Street	Illinois
MB Jacinto City Theater GP, L.L.C.	Cinemark Jacinto City	Delaware
MB Jacinto City Theater Limited Partnership	Cinemark Jacinto City	Illinois
MB Jacinto City Restaurant GP, L.L.C.	Chili’s (Ground Lease)	Delaware
MB Jacinto City Restaurant Limited Partnership	Chili’s (Ground Lease)	Illinois
MB Keene Monadnock, L.L.C.	Monadnock Marketplace	Delaware
MB Largo Paradise, L.L.C.	Paradise Shops at Largo	Delaware
MB League City Bay Colony GP, L.L.C.	Bay Colony Town Center	Delaware
MB League City Bay Colony Limited Partnership	Bay Colony Town Center	Illinois
MB Lincoln Mall, L.L.C.	Lincoln Mall Shopping Center	Delaware
MB Longview Triangle, L.L.C.	Triangle Center	Delaware
MB Louisville Southgate, L.L.C.	Southgate Apartments	Delaware
MB Margate Lakewood, L.L.C.	Lakewood Shopping Center Phase I	Delaware
MB Margate Lakewood II, L.L.C.	Lakewood Shopping Center Phase II	Delaware
MB Maryland BP Portfolio, L.L.C.	6725 Baymeadow Drive-Glen Burnie	Delaware
MB Maryland BP Portfolio Acquisitions, L.L.C.	(Loan Guaranty)	Delaware
MB Minneapolis 8th Street, L.L.C.	IDS Center	Delaware
MB Pennsylvania BP Portfolio DST	4500 Westport Drive-Mechanicsburg	Delaware
MB Pittsburgh Bridgeside DST	Bridgeside Point	Delaware
MB Rockford State, L.L.C.	State Street Market	Delaware
MB San Antonio Brooks GP, L.L.C.	Brooks Corner	Delaware
MB San Antonio Brooks Limited Partnership	Brooks Corner	Illinois
MB Shakopee Vierling, L.L.C.	Shakopee Shopping Center	Delaware
MB Sherman Town Center GP, L.L.C.	Sherman Town Center	Delaware
MB Sherman Town Center Limited Partnership	Sherman Town Center	Illinois
MB Sioux City Lakeport, L.L.C.	Lakeport Commons	Delaware
MB Springfield National, L.L.C.	Walgreens- Springfield	Delaware
MB Spring Stables GP, L.L.C.	Stables at Town Center Phase I & II	Delaware
MB Spring Stables Limited Partnership	Stables at Town Center Phase I & II	Illinois
MB Spring Town Center GP, L.L.C.	Spring Town Center Phase I & II	Delaware
MB Spring Town Center Limited Partnership	Spring Town Center Phase I & II	Illinois
MB Spring Town Center III GP, L.L.C.	Spring Town Center III	Delaware
MB Spring Town Center III Limited Partnership	Spring Town Center III	Illinois
MB St. Louis Chestnut, L.L.C.	One AT&T Building-St. Louis	Delaware
MB Suffolk Lake View, L.L.C.	Lake View Tech Center	Delaware
MB Sugar Land Gillingham GP, L.L.C.	Thermo Process System Office	Delaware
MB Sugar Land Gillingham Limited Partnership	Thermo Process System Office	Illinois
MB Texas BP Portfolio, GP, L.L.C.	1114 Seaco Ave.-Houston, 8900 Lakes @610 Drive-Houston, 7300 Airport Road, Deer Park	Delaware
MB Texas BP Portfolio Limited Partnership	1114 Seaco Ave.-Houston, 8900 Lakes @610 Drive-Houston, 7300 Airport Road, Deer Park	Illinois
MB The Woodlands Lake Woodlands GP, L.L.C.	24 Hour Fitness Center - The Woodlands	Delaware
MB The Woodlands Lake Woodlands Limited Partnership	24 Hour Fitness Center - The Woodlands	Illinois
MB Tomball Town Center GP, L.L.C.	Tomball Town Center	Delaware
MB Tomball Town Center Limited Partnership	Tomball Town Center	Illinois
MB Waco Central GP, L.L.C.	Central Texas Marketplace	Delaware
MB Webster Gulf Freeway GP, L.L.C.	Cinemark 12 Theater - Webster, TX	Delaware
MB Webster Gulf Freeway Limited Partnership	Cinemark 12 Theater - Webster, TX	Illinois
MB Webster Gulf Freeway LP, L.L.C.	Cinemark 12 Theater - Webster, TX	Delaware
MB West Chester, L.L.C.	5568 West Chester Road, West Chester	Delaware
MB Willis Town Center GP, L.L.C.	Willis Town Center	Delaware
MB Willis Town Center Limited Partnership	Willis Town Center	Illinois

IA Orlando Palazzo, L.L.C.	(3)	Delaware

Entity	Property	State of Organization
IA Orlando Sand, L.L.C.	(1)	Delaware
IA Sacramento Rail, L.L.C.	(2)	Delaware
IA New York 33rd L.L.C.	(4)	Delaware
Inland American Bryant Alcoa, L.L.C.	(10)	Delaware
Woodbridge Crossing, L.P.	Undeveloped land	Delaware
Inland American Wylie Woodbridge LP, L.L.C.	Undeveloped land	Delaware
Inland Concord Venture, L.L.C.	Undeveloped land	Delaware
Inland American Concord Venture TRS, L.L.C.	Undeveloped land	Delaware
D.R. Stephens Institutional Fund, L.L.C.	(6)	Delaware
Inland American (Stephens) SUB, L.L.C.	(8)	Delaware
Inland American/Stephens (Gibraltar) Ventures, L.L.C.	698 Gibraltar CT	Delaware
Inland American/Stephens (Technology) Ventures, L.L.C.	4415-4425 Technology Drive	Delaware
Inland American /Stephens (Wilbur) Ventures, L.L.C.	2100-2300 Wilbur	Delaware
Inland American/Stephens (Fremont Blvd) Ventures, L.L.C.	46360 Fremont Blvd	Delaware
Inland American/Stephens (Fremont Tech) Ventures, L.L.C.	4209-4245 Technology Drive	Delaware
Inland American/Stephens (Las Plumas) Ventures, L.L.C.	1601 Las Plumas Avenue	Delaware
Inland American/Stephens (N First) Ventures, L.L.C.	3775 North 1st Street	Delaware
Inland American/Stephens (Sonora) Ventures, L.L.C.	1154-1156 Sonora Drive	Delaware
Inland American/Stephens (Sycamore II) Ventures, L.L.C.	550-576 Sycamore Drive	Delaware
Inland American/Stephens (Timber) Ventures, L.L.C.	44358 Old Warm Springs Road	Delaware
Inland American (LIP) Sub, L.L.C.	(6)	Delaware
LIP Holdings, L.L.C.	(6)	Delaware
Inland American LIP Sub, L.L.C.	(8)	Delaware
Net Lease Strategic Assets Fund L.P.	(6)	Delaware
Inland American (Net Lease) Sub L.L.C.	(8)	Delaware
Village of Stonebriar, L.L.C	(6)	Delaware
Inland American Stonebriar Member L.L.C.	(8)	Delaware
Stone Creek Crossing, L.P.	(6)	Delaware
Stone Creek Crossing GP	(8)	Delaware
Inland American San Marcos Stone Creek LP, L.L.C.	(8)	Delaware
L Street Marketplace, LLC	(6)	Delaware
Inland American Omaha L Street, L.L.C.	(8)	Delaware
Inland American Cobalt Investors, L.L.C.	(9)	Delaware
Inland Public Properties Development, Inc.	(5)	Delaware
Inland American Acquisitions, Inc.	(7)	Delaware
Inland American Student Housing Inc. (Utley JV)	(8)	Delaware
Inland American Communities Acquisitions TRS, Inc.	(8)	Delaware
Inland American Communities Group, Inc.	(8)	Delaware
Cityville Partners, L.L.C.	(8)	Delaware
Cityville at the Perimeter GP, L.L.C.	Undeveloped Land, Dunwoody, GA	Delaware
Cityville at the Perimeter, LP	Undeveloped Land, Dunwoody, GA	Illinois
Cityville Block 121 Development, L.L.C.	Undeveloped Land, Birmingham, AL	Delaware
Cityville Decatur, L.L.C.	(UNUSED ENTITY)	Delaware
Cityville Maiden Creek, L.L.C.	(UNUSED ENTITY)	Delaware
Cityville Dallas Haskell GP, L.L.C.	Undeveloped Land, Dallas, TX	Delaware
Cityville Dallas Haskell LP, L.L.C.	Undeveloped Land, Dallas, TX	Delaware
Inland American Communities Partners, Inc.	(8)	Delaware
Inland American Communities Acquisitions, L.L.C.	(8)	Delaware
Inland American Communities Development, L.L.C.	(8)	Delaware
Inland American Communities Management, L.L.C.	(8)	Delaware
Inland American Communities Third Party, Inc.	(8)	Delaware
University Partners, L.L.C.	(8)	Delaware
University House Gainesville, L.L.C.	Undeveloped Land, Gainesville, FL	Delaware
University House Huntsville, L.L.C.	Undeveloped Land, Huntsville, TX	Delaware
University House Lafayette, L.L.C.	Undeveloped Land, Lafayette, LA	Delaware
University House 14th Street L.L.C.	University House at UAB –14th Street	Delaware
Cityville Oak Park GP, L.L.C.	Undeveloped Land, Dallas, TX	Delaware
Cityville Oak Park Limited Partnership	Undeveloped Land, Dallas, TX	Illinois

Entity	Property	State of Organization
Cityville Oak Park II GP, L.L.C.	Undeveloped Land, Dallas, TX	Delaware
Cityville Oak Park TRS GP L.L.C.	Undeveloped Land, Dallas, TX	Delaware
Cityville Oak Park TRS Limited Partnership	Undeveloped Land, Dallas, TX	Illinois
Inland American Cityville Decatur, L.L.C.	Undeveloped land - Decatur	Delaware
Inland American Cityville Maiden Creek, L.L.C.	Undeveloped land Camden County	Delaware
Inland American Cityville, L.L.C.	Undeveloped land - Decatur	Delaware
Inland American Healthcare Group, Inc.	(7)	Delaware
Inland American Healthcare Corporation	(7)	Delaware
Inland American Holding TRS, Inc.	(7)	Delaware
Inland American Management and Development TRS Inc.	(7)	Delaware
Inland American Property Sales TRS Inc.	(7)	Delaware
Inland American Lodging Operations TRS Inc.	(7)	Delaware
Inland American Gainesville, TRS, L.L.C.	Hilton University of Florida Conference Center Gainesville	Delaware
Inland American Lodging Gainesville, L.L.C.	Hilton University of Florida Hotel and Conference center	Delaware
Inland American Lodging Woodlands TRS GP L.L.C.	The Woodlands Waterway Marriott Hotel & Conference Center	Delaware
Inland American Lodging Woodlands TRS Limited Partnership	The Woodlands Waterway Marriott Hotel & Conference Center	Illinois
Inland American Lodging Woodlands TRS LP, L.L.C.	The Woodlands Waterway Marriott Hotel & Conference Center	Delaware
Inland American Lodging Woodlands LP L.L.C.	The Woodlands Waterway Marriott Hotel & Conference Center	Delaware
Inland American Lodging Woodlands GP L.L.C.	The Woodlands Waterway Marriott Hotel & Conference Center	Delaware
Inland American Lodging Woodlands Limited Partnership	The Woodlands Waterway Marriott Hotel & Conference Center	Illinois
Inland American Orchard TRS Holding Inc.	(7)	Delaware
IA Orchard Hotels Albuquerque TRS L.L.C.	Albuquerque Homewood Suites by Hilton	Delaware
IA Orchard Hotels Addison TRS Limited Partnership	Addison Courtyard by Marriott	Illinois
IA Orchard Hotels Addison TRS GP L.L.C.	Addison Courtyard by Marriott	Delaware
IA Orchard Hotels Addison TRS LP L.L.C.	Addison Courtyard by Marriott	Delaware
IA Orchard Hotels Baton Rouge TRS L.L.C.	Baton Rouge Homewood Suites by Hilton	Delaware
IA Hotels Brownsville TRS Limited Partnership	Brownsville Marriott Residence Inn	Illinois
IA Orchard Hotels Brownsville TRS GP L.L.C.	Brownsville Marriott Residence Inn	Delaware
IA Orchard Hotels Brownsville TRS LP L.L.C.	Brownsville Marriott Residence Inn	Delaware
IA Orchard Hotels Colorado Springs TRS L.L.C.	Colorado Springs Homewood Suites by Hilton	Delaware
IA Orchard Hotels Cranbury TRS L.L.C.	Cranberry Marriott Residence Inn	Delaware
IA Orchard Hotels Dallas TRS Limited Partnership	Dallas Marriott Residence Inn Park Central	Illinois
IA Orchard Hotels Dallas TRS GP L.L.C.	Dallas Marriott Residence Inn Park Central	Delaware
IA Orchard Hotels Dallas TRS LP L.L.C.	Dallas Marriott Residence Inn Park Central	Delaware
IA Orchard Hotels Danbury TRS L.L.C.	Danbury Springhill Suites by Marriott	Delaware
IA Orchard Hotels Federal Way TRS L.L.C.	Federal Way Courtyard by Marriott	Delaware
IA Orchard Hotels Fort Worth TRS Limited Partnership	Fort Worth Courtyard by Marriott	Illinois
IA Orchard Hotels Fort Worth TRS GP L.L.C.	Fort Worth Courtyard by Marriott	Delaware
IA Orchard Hotels Fort Worth TRS LP L.L.C.	Fort Worth Courtyard by Marriott	Delaware
IA Orchard Hotels Hauppauge TRS L.L.C.	Hauppauge Marriott Residence Inn	Delaware
IA Orchard Hotels Harlingen TRS GP, L.L.C.	Harlingen Courtyard by Marriott	Delaware
IA Orchard Hotels Harlingen TRS LP, L.L.C.	Harlingen Courtyard by Marriott	Delaware
IA Orchard Hotels Harlingen TRS Limited Partnership	Harlingen Courtyard by Marriott	Illinois
IA Orchard Hotels Houston 9965 Westheimer TRS Limited Partnership	Houston Westchase Marriott Residence Inn	Illinois
IA Orchard Hotels Houston 9965 Westheimer TRS GP L.L.C.	Houston Westchase Marriott Residence Inn	Delaware
IA Orchard Hotels Houston 9965 Westheimer TRS LP L.L.C.	Houston Westchase Marriott Residence Inn	Delaware
IA Orchard Hotels Houston 9975 Westheimer TRS Limited Partnership	Houston Westchase Courtyard by Marriott	Illinois
IA Orchard Hotels Houston 9975 Westheimer TRS GP L.L.C.	Houston Westchase Courtyard by Marriott	Delaware

Entity	Property	State of Organization
IA Orchard Hotels Houston 9975 Westheimer TRS LP L.L.C.	Houston Westchase Courtyard by Marriott	Delaware
IA Orchard Hotels Houston 2929 Westpark TRS GP L.L.C.	Houston Courtyard by Marriott	Delaware
IA Orchard Hotels Houston 2929 Westpark TRS LP L.L.C.	Houston Courtyard by Marriott	Delaware
IA Orchard Hotels Houston 2929 Westpark TRS Limited Partnership	Houston Courtyard by Marriott	Illinois
IA Orchard Hotels Houston 2939 Westpark TRS GP L.L.C.	Houston Marriott Residence Inn	Delaware
IA Orchard Hotels Houston 2939 Westpark TRS LP L.L.C.	Houston Marriott Residence Inn	Delaware
IA Orchard Hotels Houston 2939 Westpark TRS Limited Partnership	Houston Marriott Residence Inn	Illinois
IA Orchard Hotels Irving TRS GP L.L.C.	Dallas Marriott Residence Inn Airport	Delaware
IA Orchard Hotels Irving TRS LP L.L.C.	Dallas Marriott Residence Inn Airport	Delaware
IA Orchard Hotels Irving TRS Limited Partnership	Dallas Marriott Residence Inn Airport	Illinois
IA Orchard Hotels Lebanon TRS L.L.C.	Lebanon Courtyard by Marriott	Delaware
IA Orchard Hotels Los Alamitos TRS L.L.C.	Cypress Residence Inn by Marriott	Delaware
IA Orchard Hotels Nashville TRS L.L.C.	Nashville Marriott Residence Inn	Delaware
IA Orchard Hotels Solon TRS L.L.C.	Solon/Cleveland Homewood Suites by Hilton	Delaware
IA Orchard Hotels Somerset TRS L.L.C.	Franklin/Somerset Marriott Residence Inn	Delaware
IA Orchard Hotels Tampa TRS L.L.C.	Tampa Hilton Garden Inn	Delaware
IA Orchard Hotels Tucson East Williams TRS L.L.C.	Tucson Marriott Residence Inn	Delaware
IA Orchard Hotels Tucson South Williams TRS L.L.C.	Tucson Courtyard by Marriott	Delaware
IA Orchard Hotels Vienna TRS L.L.C.	Vienna/Dunn Loring Courtyard by Marriott	Delaware
IA Orchard Hotels Westbury TRS L.L.C.	Westbury Hilton Garden Inn	Delaware
Inland American Lodging Group, Inc.	(7)	Delaware
Inland American Lodging Acquisitions Inc.	(7)	Delaware
Inland American Lodging Corporation	(7)	Delaware
Inland American Lodging Associates, Inc.	(7)	Delaware
Inland American Lodging Addison, L.L.C.	(7)	Delaware
Inland American Orchard Hotels, Inc.	(7)	Delaware
IA Orchard Hotels Addison Limited Partnership	Addison Courtyard by Marriott	Illinois
IA Orchard Hotels Addison GP L.L.C.	Addison Courtyard by Marriott	Delaware
IA Orchard Hotels Addison LP L.L.C.	Addison Courtyard by Marriott	Delaware
IA Orchard Hotels Albuquerque L.L.C.	Albuquerque Homewood Suites by Hilton	Delaware
IA Orchard Hotels Baton Rouge L.L.C.	Baton Rouge Homewood Suites by Hilton	Delaware
IA Orchard Hotels Brownsville GP L.L.C.	Brownsville Marriott Residence Inn	Delaware
IA Orchard Hotels Brownsville LP L.L.C.	Brownsville Marriott Residence Inn	Delaware
IA Orchard Hotels Brownsville Limited Partnership	Brownsville Marriott Residence Inn	Illinois
IA Orchard Hotels Colorado Springs L.L.C.	Colorado Springs Homewood Suites by Hilton	Delaware
IA Orchard Hotels Cranbury L.L.C.	Cranberry Marriott Residence Inn	Delaware
IA Orchard Hotels Dallas Limited Partnership	Dallas Marriott Residence Inn Park Central	Illinois
IA Orchard Hotels Dallas GP L.L.C.	Dallas Marriott Residence Inn Park Central	Delaware
IA Orchard Hotels Dallas LP L.L.C.	Dallas Marriott Residence Inn Park Central	Delaware
IA Orchard Hotels Danbury L.L.C.	Danbury Springhill Suites by Marriott	Delaware
IA Orchard Hotels Federal Way L.L.C.	Federal Way Courtyard by Marriott	Delaware
IA Orchard Hotels Fort Worth Limited Partnership	Fort Worth Courtyard by Marriott	Illinois
IA Orchard Hotels Fort Worth GP L.L.C.	Fort Worth Courtyard by Marriott	Delaware
IA Orchard Hotels Fort Worth LP L.L.C.	Fort Worth Courtyard by Marriott	Delaware
IA Orchard Hotels Hauppauge L.L.C.	Hauppauge Marriott Residence Inn	Delaware
IA Orchard Hotels Harlingen GP, L.L.C.	Harlingen Courtyard by Marriott	Delaware
IA Orchard Hotels Harlingen LP, L.L.C.	Harlingen Courtyard by Marriott	Delaware
IA Orchard Hotels Harlingen Limited Partnership	Harlingen Courtyard by Marriott	Illinois
IA Orchard Hotels Houston 9965 Westheimer GP L.L.C.	Houston Westchase Marriott Residence Inn	Delaware
IA Orchard Hotels Houston 9965 Westheimer LP L.L.C.	Houston Westchase Marriott Residence Inn	Delaware
IA Orchard Hotels Houston 9965 Westheimer Limited Partnership	Houston Westchase Marriott Residence Inn	Illinois
IA Orchard Hotels Houston 9975 Westheimer GP L.L.C.	Houston Westchase Courtyard by Marriott	Delaware
IA Orchard Hotels Houston 9975 Westheimer LP L.L.C.	Houston Westchase Courtyard by Marriott	Delaware
IA Orchard Hotels Houston 9975 Westheimer Limited Partnership	Houston Westchase Courtyard by Marriott	Illinois
IA Orchard Hotels Houston 2929 Westpark GP L.L.C.	Houston Courtyard by Marriott	Delaware
IA Orchard Hotels Houston 2929 Westpark LP L.L.C.	Houston Courtyard by Marriott	Delaware
IA Orchard Hotels Houston 2929 Westpark Limited Partnership	Houston Courtyard by Marriott	Illinois
IA Orchard Hotels Houston 2939 Westpark GP L.L.C.	Houston Marriott Residence Inn	Delaware

Entity	Property	State of Organization
IA Orchard Hotels Houston 2939 Westpark LP L.L.C.	Houston Marriott Residence Inn	Delaware
IA Orchard Hotels Houston 2939 Westpark Limited Partnership	Houston Marriott Residence Inn	Illinois
IA Orchard Hotels Irving GP L.L.C.	Dallas Marriott Residence Inn Airport	Delaware
IA Orchard Hotels Irving LP L.L.C.	Dallas Marriott Residence Inn Airport	Delaware
IA Orchard Hotels Irving Limited Partnership	Dallas Marriott Residence Inn Airport	Illinois
IA Orchard Hotels Lebanon L.L.C.	Lebanon Courtyard by Marriott	Delaware
IA Orchard Hotels Los Alamitos L.L.C.	Cypress Residence Inn by Marriott	Delaware
IA Orchard Hotels Nashville L.L.C.	Nashville Marriott Residence Inn	Delaware
IA Orchard Hotels Solon L.L.C.	Solon/Cleveland Homewood Suites by Hilton	Delaware
IA Orchard Hotels Somerset L.L.C.	Franklin/Somerset Marriott Residence Inn	Delaware
IA Orchard Hotels Tampa L.L.C.	Tampa Hilton Garden Inn	Delaware
IA Orchard Hotels Tucson East Williams L.L.C.	Tucson Marriott Residence Inn	Delaware
IA Orchard Hotels Tucson South Williams L.L.C.	Tucson Courtyard by Marriott	Delaware
IA Orchard Hotels Vienna L.L.C.	Vienna/Dunn Loring Courtyard by Marriott	Delaware
IA Orchard Hotels Westbury L.L.C.	Westbury Hilton Garden Inn	Delaware
Inland American Urban Hotels Inc.	(7)	Delaware
IA Urban Hotels Birmingham, L.L.C.	Courtyard by Marriott Downtown by UAB	Delaware
IA Urban Hotels Phoenix, L.L.C.	Hilton Suites Phoenix	Delaware
IA Urban Hotels Denver, L.L.C.	Hampton Inn & Suites-Denver Downtown	Delaware
IA Urban Hotels Colorado Springs, L.L.C.	Hilton Garden Inn-Colorado Springs	Delaware
IA Urban Hotels Atlanta Galleria, L.L.C.	Doubletree Guest Suites Atlanta-Galleria	Delaware
IA Urban Hotels Atlanta Century, L.L.C.	Marriott Atlanta Century Center	Delaware
IA Urban Hotels Chicago, L.L.C.	Marriott Chicago at Medical District/UIC	Delaware
IA Urban Hotels Annapolis Junction, L.L.C.	Marriott Courtyard Fort Meade at NBP	Delaware
IA Urban Hotels Baltimore, L.L.C.	Marriott Residence Inn Baltimore Downtown	Delaware
IA Urban Hotels Hunt Valley, L.L.C.	Embassy Suites Baltimore North	Delaware
IA Urban Hotels Burlington, L.L.C.	Hilton Garden Inn Boston-Burlington	Delaware
IA Urban Hotels Cambridge, L.L.C.	Marriott Residence Inn Boston-Cambridge	Delaware
IA Urban Hotels Medford, L.L.C.	Hyatt Place Boston/Medford (AmeriSuites)	Delaware
IA Urban Hotels Elizabeth 83, L.L.C.	Residence Inn by Marriott Newark Elizabeth	Delaware
IA Urban Hotels Elizabeth 87, L.L.C.	Courtyard by Marriott Newark Elizabeth	Delaware
IA Urban Hotels Poughkeepsie, L.L.C.	Marriott Residence Inn	Delaware
IA Poughkeepsie Hotel Optionee,, L.L.C.	Marriott Residence Inn	Delaware
IA Urban Hotels Beachwood, L.L.C.	Embassy Suites Cleveland-Beachwood	Delaware
IA Urban Hotels Forth Worth Limited Partnership	Courtyard by Marriott Ft. Worth Downtown	Illinois
IA Urban Hotels Forth Worth GP, L.L.C.	Courtyard by Marriott Ft. Worth Downtown	Delaware
IA Urban Hotels Houston Limited Partnership	Houston Galleria Homewood Suites (Hilton)	Illinois
IA Urban Hotels Houston GP, L.L.C.	Houston Galleria Homewood Suites (Hilton)	Delaware
IA Urban Hotels San Antonio Limited Partnership	Hilton Garden Inn San Antonio Airport	Illinois
IA Urban Hotels San Antonio GP, L.L.C.	Hilton Garden Inn San Antonio Airport	Delaware
IA Urban Hotels Washington DC Terrace, L.L.C.	Doubletree (Washington DC)	Delaware
IA Urban Hotels Washington DC Franklin, L.L.C.	Hilton Garden Inn Washington DC Downtown	Delaware
Inland American Urban TRS Holdings, Inc.	(7)	Delaware
IA Urban Hotels Birmingham TRS, L.L.C.	Courtyard by Marriott Downtown by UAB	Delaware
IA Urban Hotels Phoenix TRS, L.L.C.	Hilton Suites Phoenix	Delaware
IA Urban Hotels Denver TRS, L.L.C.	Hampton Inn & Suites-Denver Downtown	Delaware
IA Urban Hotels Colorado Springs TRS, L.L.C.	Hilton Garden Inn-Colorado Springs	Delaware
IA Urban Hotels Atlanta Galleria TRS, L.L.C.	Doubletree Guest Suites Atlanta-Galleria	Delaware
IA Urban Hotels Atlanta Century TRS, L.L.C.	Marriott Atlanta Century Center	Delaware
IA Urban Hotels Chicago TRS, L.L.C.	Marriott Chicago at Medical District/UIC	Delaware
IA Urban Hotels Annapolis Junction TRS, L.L.C.	Marriott Courtyard Fort Meade at NBP	Delaware
IA Urban Hotels Baltimore TRS, L.L.C.	Marriott Residence Inn Baltimore Downtown	Delaware
IA Urban Hotels Hunt Valley TRS, L.L.C.	Embassy Suites Baltimore North	Delaware
IA Urban Hotels Burlington TRS, L.L.C.	Hilton Garden Inn Boston-Burlington	Delaware
IA Urban Hotels Cambridge TRS, L.L.C.	Marriott Residence Inn Boston-Cambridge	Delaware
IA Urban Hotels Medford TRS, L.L.C.	Hyatt Place Boston/Medford (AmeriSuites)	Delaware
IA Urban Hotels Elizabeth 83 TRS, L.L.C.	Residence Inn by Marriott Newark Elizabeth	Delaware
IA Urban Hotels Elizabeth 87 TRS, L.L.C.	Courtyard by Marriott Newark Elizabeth	Delaware

Entity	Property	State of Organization
IA Urban Hotels Poughkeepsie TRS, L.L.C.	Marriott Residence Inn	Delaware
IA Urban Hotels Beachwood TRS, L.L.C.	Embassy Suites Cleveland-Beachwood	Delaware
IA Urban Hotels Forth Worth TRS Limited Partnership	Courtyard by Marriott Ft. Worth Downtown	Illinois
IA Urban Hotels Forth Worth TRS GP, L.L.C.	Courtyard by Marriott Ft. Worth Downtown	Delaware
IA Urban Hotels Houston TRS Limited Partnership	Houston Galleria Homewood Suites (Hilton)	Illinois
IA Urban Hotels Houston TRS GP, L.L.C.	Houston Galleria Homewood Suites (Hilton)	Delaware
IA Urban Hotels San Antonio TRS Limited Partnership	Hilton Garden Inn San Antonio Airport	Illinois
IA Urban Hotels San Antonio TRS GP, L.L.C.	Hilton Garden Inn San Antonio Airport	Delaware
IA Urban Hotels Washington DC Terrace TRS, L.L.C.	Doubletree (Washington DC)	Delaware
IA Urban Hotels Washington DC Franklin TRS, L.L.C.	Hilton Garden Inn Washington DC Downtown	Delaware
WINN Limited Partnership	Operating Partnership of the Winston Hotels	North Carolina
Inland American Winston Hotels, Inc.

A subsidiary owning or having interest in 48 hotels located in Alabama, Arizona, Connecticut, Colorado, Florida, Georgia, Illinois, Iowa, Maryland, Michigan, Missouri, North Carolina, New Jersey, New York, Ohio, South Carolina, Texas and Virginia

Delaware
Inland American Winston Acquisitions, L.L.C.	(7)	Delaware
Chelsea Hotel Associates, L.L.C.	Hilton Garden Inn Chelsea	Delaware
Richmond Hotel Associates L.L.C.	Residence Inn	Delaware
Chelsea Hotel Lessee L.L.C.	Hilton Garden Inn Chelsea	Delaware
Richmond Hotel Lessee L.L.C.	Hilton Garden Inn Chelsea	Delaware
Barclay Holdings, Inc.	A TRS leasing and managing the Winston Hotels	Delaware
Barclay Hospitality Services, Inc.	A subsidiary of Barclay Holdings, Inc.	North Carolina

(1)	This entity was formed due to a funding of a loan to an unaffiliated third party, Fourth Quarter Properties 124, L.L.C.
(2)	This entity was formed due to a funding of a loan to an unaffiliated third party, S. Thomas Enterprises of Sacramento, L.L.C.
(3)	This entity was formed due to a funding of a loan to an unaffiliated third party, Buena Vista Shores, L.P.
(4)	This entity was formed due to a funding of a loan to an unaffiliated third party, JT PLC 33rd Street Owner, L.P.
(5)	This entity was formed to invest in undeveloped public properties.
(6)	This entity was formed for a joint venture.
(7)	This entity was formed to be an operating subsidiary of our company.
(8)	This entity was formed to invest in a joint venture.
(9)	This entity was formed to invest in a private REIT.
(10)	This entity was formed due to a funding of a loan to an unaffiliated third party, Alcoa Exchange Associates, LLC.